UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 10, 2011

STUDIO II BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F/ Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:  852-2890-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

STUDIO II BRANDS, INC

TABLE OF CONTENTS

Page
ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	3
ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS	4
ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES	16
ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	17
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS	17
SIGNATURES	18

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, PRINCIPALLY IN THE SECTIONS ENTITLED “DESCRIPTION OF BUSINESS,” “RISK FACTORS,” AND “FINANCIAL INFORMATION - MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING STATEMENTS REGARDING FUTURE EVENTS, OUR FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. WE HAVE ATTEMPTED TO IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY INCLUDING “ANTICIPATES,” “BELIEVES,” “CAN,” “CONTINUE,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” “PREDICTS,” “SHOULD” OR “WILL” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE DO NOT MAKE FORWARD-LOOKING STATEMENTS UNLESS WE BELIEVE WE HAVE A REASONABLE BASIS FOR DOING SO, WE CANNOT GUARANTEE THEIR ACCURACY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING THE RISKS OUTLINED UNDER “RISK FACTORS” OR ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K, WHICH MAY CAUSE OUR OR OUR INDUSTRY’S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. MOREOVER, WE OPERATE IN A VERY COMPETITIVE AND RAPIDLY CHANGING ENVIRONMENT. NEW RISKS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR US TO PREDICT ALL RISK FACTORS, NOR CAN WE ADDRESS THE IMPACT OF ALL FACTORS ON OUR BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 10 2011, Studio II Brands, Inc., a Florida corporation (hereinafter referred to as the “Registrant”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Hippo Lace Limited (“HLL”), a British Virgin Islands corporation. Pursuant to the terms of the Exchange Agreement, the Registrant agreed to acquire all of the issued and outstanding shares of common stock in HLL, in exchange for the issuance of an aggregate of 2,291,100 shares of the Registrant’s common stock to the shareholders of HLL, thereby causing HLL and its wholly-owned subsidiary Legend Sun Limited, a Hong Kong limited liability company (“Legend Sun”), to become wholly-owned subsidiaries of the Registrant (the “Share Exchange”).

The Board of Directors of the Registrant authorized execution of the Exchange Agreement on its behalf.  The Board of Directors of HLL recommended execution of the Exchange Agreement, and all of the shareholders of HLL approved execution of the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Share Exchange Transaction

Closing of the exchange transaction under the terms of the Exchange Agreement described in Item 1.01 was completed on February 10, 2011.  As a result of closing of the share exchange transaction, the Registrant acquired HLL and its wholly-owned subsidiary, Legend Sun, both of which became wholly-owned subsidiaries of the Registrant.

The terms of the Exchange Agreement were determined through arms length negotiations between the Registrant and HLL.  Execution of the Exchange Agreement and closing of the share exchange transaction were approved on behalf of the Registrant by its board of directors, and on behalf of HLL by its board of directors and by all of its shareholders.

Prior to closing under the Exchange Agreement, the Registrant had a total of 9,608,176 shares of common stock issued and outstanding.  As a result of closing under the Exchange Agreement, the Registrant has a total of 11,899,276 shares of its common stock issued and outstanding, of which 9,608,176 shares, or approximately 80.75%, are owned by previously existing shareholders of the Registrant, with the balance of 2,291,100 shares, or approximately 19.25%, are owned by persons who were previously shareholders of HLL.

Changes Resulting from the Share Exchange

Following completion of the share exchange transaction, the Registrant intends to carry on the business of HLL’s subsidiary, Legend Sun, which is engaged in the operation of a coffee shop restaurant in Hong Kong, PRC.

No Changes to the Board of Directors and Officers

There were no changes in the existing officers and directors of the Registrant as a result of closing of the Share Exchange.  All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board of directors.

DESCRIPTION OF BUSINESS

BUSINESS OF STUDIO II BRANDS, INC.

Studio II Brands, Inc. (a development stage enterprise) was formed on May 6, 1996 in the State of Florida. Its activities to date have been primarily directed towards the raising of capital and seeking business opportunities.

Introduction

Through our wholly-owned subsidiary, Legend Sun Limited, we are engaged in the business of operating a coffee shop restaurant under the “Caffe Kenon” tradename. Our plan of operations is to open additional coffee shop restaurants in Hong Kong and PRC using the same concept.  The new restaurants will either be company owned or will be franchise operations.

Corporate History

We were incorporated under the laws of the State of Florida on May 6, 1996. We were formed as a “blank check” or “shell company” for the purpose of seeking, investigating, and, if warranted, acquiring one or more properties or businesses.  From inception to February 10, 2011, we remained in the development stage. Our only activities during this period were organizational activities, compliance with SEC reporting obligations, and seeking a suitable business acquisition.

On February 10 2011, we acquired all of the issued and outstanding shares of HLL As a result of completion of this share exchange transaction, HLL and Legend Sun became our wholly-owned subsidiaries.

We completed the share exchange transaction with HLL in order to acquire the business operations carried on through its subsidiary, Legend Sun, and with the intent of focusing our business operations exclusively on the operations of HLL.

As a result of completion of the share exchange transaction, Legend Sun became our operating subsidiary.  HLL was incorporated on December 11, 2009, and acquired Legend Sun in February, 2010.

Corporate Structure

The Chart below depicts our corporate structure. As depicted below, Studio II Brands owns 100% of Hippo Lace Limited and Hippo Lace Limited owns 100% of Legend Sun Limited.

Studio II Brands, Inc. A Florida Corporation

↓ 100%

Hippo Lace Limited. A British Virgin Islands Corporation

↓ 100%

Legend Sun Limited A Hong Kong Corporation

BUSINESS OF HIPPO LACE LIMITED

In this discussion of the “Business of Hippo Lace,” unless otherwise noted or required by the context, references to “the Company,” “us,” “we,” “our,” and similar terms refers to the Registrant, as defined above, which is comprised of the Registrant and the operating business of HLL, as described above, after the consummation of the Securities Exchange.

Current Operations

Through our operating subsidiary, Legend Sun, we are in the business of operating coffee shop restaurants under the tradename “Caffe Kenon.”  We currently owned a Caffé Kenon located in Hong Kong.  Another two Caffe Kenon located in Hong Kong and Beijing are operated by franchisees from which we receive franchise and management fees. The menu at our restaurants includes Italian-style espresso and other drinks, snacks, pizza, spaghetti and risotto, salads, sandwiches and desserts.

Future Plan of Operations

Our future plan of operations is to seek to continue to expand by adding additional locations in Hong Kong and in China.  Some of the new locations may be company owned and some may be franchise operations. We also plan to search investment opportunities in different potential business segments at level of manufacturing, wholesale and retail.  We will require additional working capital in order to open new Company owned locations and investment funding and there is no assurance that such additional capital and funding will be available, or will be available on terms which are acceptable to the Company.

Facilities

We currently maintain a mailing address at 16/F Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong provided by an officer/shareholder without charge as such costs are considered immaterial.

We lease premises at Ground Floor Nam Hing Fong, 38 Yiu Wa Street, Causeway Bay, Hong Kong, for operation of our owned restaurant.  The lease for these premises is for a term of 5 years, at a monthly rental rate of HK $52,000 for the first three years and $65,000 for the last two years. (approximately $6,667 and $8,333 per month respectively).

We assist our franchisees in finding acceptable restaurant locations.  But, it is the responsibility of the franchisees to execute the lease agreement for such premises.

Franchise Agreements

Pursuant to Franchise Agreement dated February 10, 2010, between Sizegenic Holdings Limited, a British Virgin Islands corporation (“Sizegenic”) and HLL, the Company’s operating subsidiary, Legend Sun, was granted the right to operate a coffee shop restaurant at Ground Floor Nam Hing Fong, 38 Yiu Wa Street, Causeway Bay, Hong Kong.  The Franchise Agreement is based on the International Exclusive Distribution and Promotion Agreement (the “Café Centro Agreement”) entered by and between Café Centro Brazil Wurzburger Vittorio &C. S.a.s. “Café Centro” and Sizegenic on June 26, 2009 that Sizegenic has the exclusive right to distribute and sell coffee products supplied by Café Centro and the exclusive license to use the brand name and trademark “Caffe Kenon” in business operations for a period of ten (10) years within the region consisting of Hong Kong, Macau, Taiwan and China.

In addition, pursuant to a supplement to the foregoing Franchise Agreement, which supplement was made and entered into as of March 1, 2010, Sizegenic authorized Legend Sun, as an affiliate of Hippo Lace, to grant a subfranchise for operation of additional restaurants at the two following locations:

-

Shop No. 02-04, 5/F, Joy City, No 28 Qingnian Road, Chaoyang District, Beijing, PRC

-

Shop No. 208 and 209, Tai Yau Plaza, 181 Johnston Road, Wan Chai, Hong Kong, PRC

Hippo Lace for its subsidiary Legend Sun entered into a Franchise Agreement with Sino Wish Limited, a Hong Kong corporation, on March 1, 2010, granting Sino Wish the right to operate a restaurant at Shop No. 208 and 209, Tai Yau Plaza, 181 Johnston Road, Wan Chai, Hong Kong, PRC.

Hippo Lace for its subsidiary Legend Sun entered into a Franchise Agreement with Beijing Kenon Bistro Catering Limited, a PRC corporation, on April 1, 2010, granting Beijing Kenon Bistro the right to operate a restaurant at Shop no. 02-04, 5/F, Joy City, No 28 Qingnian Road, Chaoyang District, Beijing, PRC.

Competition

The retail food industry, in which the Company competes, is made up of supermarkets, convenience stores, coffee shops, snack bars, delicatessens and restaurants, and is intensely competitive with respect to food quality, price, service, convenience, location and concept.  The industry is often affected by changes in consumer tastes; regional or local economic conditions; currency fluctuations; demographic trends; traffic patterns; the type, number and location of competing food retailers and products; and disposable purchasing power.  We compete with international, national and regional restaurant chains as well as locally-owned restaurants, for customers, for hourly personnel, suitable real estate sites and qualified franchisees.

Suppliers and Raw Materials

The Company’s restaurants and franchisees purchase a substantial number of food and paper products, equipment and other restaurant supplies from a variety of third party distribution companies. The principal items purchased include food products, paper and packaging materials.

Employees

The Company currently has a total of approximately 18 employees, including 10 management and administration personnel, and approximately 8 other employees who each work in a particular restaurant location.  The restaurant employees include chefs, barrista’s who make espresso coffee drinks, and servers.

Intellectual Property

The Company has the right to use the Trademark “Caffe Kenon” in its operations pursuant to the terms of the Franchise Agreement with Sizegenic.  In addition, the Company has proprietary recipes which it uses and which it authorizes its franchisees to use.

Government Regulation

The Company’s restaurants are subject to national and local laws and regulations including laws and regulations concerning labor, health, sanitation and safety.  Such laws and regulations may vary for each restaurant location.

Legal Proceedings

There are no legal proceedings pending and, to the best of our knowledge, there are no legal proceedings contemplated or threatened against us.

RISK FACTORS

Risks Related to Our Business

Food safety and food-borne illness concerns may have an adverse effect on our business.

Food safety is a top priority, and we dedicate substantial resources to ensure that our customers enjoy safe, quality food products.  However, food-borne illnesses, such as E. coli, hepatitis A, trichinosis or salmonella, and food safety issues have occurred in the past, and could occur in the future.  Any report or publicity linking us to instances of food-borne illness or other food safety issues, including food tampering or contamination, could adversely affect our reputation as well as our revenues and profits.  If our customers become ill from food-borne illnesses, we could also be forced to temporarily close our restaurant.  Food-borne illness, food tampering and food contamination could also be caused by food suppliers or distributors and, as a result, could be out of our control.  The occurrence of food-borne illnesses or food safety issues could also adversely affect the price and availability of affected ingredients, which could result in disruptions in our supply chain and/or lower margins. .

Changes in commodity and other operating costs could adversely affect our results of operations.

Any increase in certain commodity prices, such as food, energy and supply costs, could adversely affect our operating results.  Because we provide moderately priced food, our ability to pass along commodity price increases to our customers may be limited.

Shortages or interruptions in the availability and delivery of food and other supplies may increase costs or reduce revenues.

We are dependent upon third parties to make frequent deliveries of food products and supplies that meet our specifications at competitive prices.  Shortages or interruptions in the supply of food items and other supplies to our restaurant could adversely affect the availability, quality and cost of items we buy and the operations of our restaurant.  Such shortages or disruptions could be caused by inclement weather, natural disasters, increased demand, problems in production or distribution, the inability of our vendors to obtain credit, food safety warnings or advisories or the prospect of such pronouncements, or other conditions beyond our control.  A shortage or interruption in the availability of certain food products or supplies could increase costs and limit the availability of products critical to restaurant operations.

Risks associated with the suppliers from whom our products are sourced and the safety of those products could adversely affect our financial performance.

The products we sell are sourced from a wide variety of suppliers.  The financial instability of suppliers, suppliers’ failure to meet our standards, product quality issues, inflation, and other factors relating to the suppliers are beyond our control.  These and other factors affecting our suppliers and our access to products could adversely affect our financial performance.

Concerns regarding the safety of food ingredients or products that we source from our suppliers could cause customers to avoid purchasing certain products from us even if the basis for the concern is outside of our control.  Any lost confidence on the part of our customers would be difficult and costly to reestablish.

Health concerns arising from outbreaks of viruses or other diseases may have an adverse effect on our business.

Hong Kong and some Asian countries have experienced outbreaks of Avian Flu and H1N1, or “swine flu,” and some commentators have hypothesized that further outbreaks could occur and reach pandemic levels.  Future outbreaks on a widespread basis could affect our ability to attract and retain employees.  To the extent a virus such as swine flu is transmitted through human contact, employees or guests could become infected, or could choose, or be advised, to avoid gathering in public places, any of which could adversely affect restaurant guest traffic or the ability to adequately staff restaurants.

Our business may be adversely impacted by general economic conditions.

Our results of operations are dependent upon discretionary spending by consumers, which may be affected by general economic conditions of the Hong Kong market. Economic conditions in Hong Kong could deteriorate and in that event, it is likely that consumer discretionary spending would decrease which would adversely affect our operations and profitability. Some of the factors which could have an impact on discretionary consumer spending include increased unemployment, reductions in disposable income as a result of equity market declines and declines in residential real estate values, credit availability and consumer confidence.  A deterioration in economic conditions could also result in limited credit availability on third party vendors such as our suppliers. The inability of our suppliers to access financing, or the insolvency of suppliers, could lead to disruptions in our supply chain which could adversely impact our sales and financial condition.

Changes in governmental regulations may adversely affect our business operations.

We are subject to various governmental regulations relating to health, sanitation, food, workplace safety, fire and other matters. In addition, requirements of governmental authorities with respect to zoning, land use, licensing, permitting and environmental standards could delay or prevent development of new restaurants in particular locations.   The compliance costs associated with these laws and evolving regulations could be substantial, and any failure or alleged failure to comply with these laws could lead to litigation, which could adversely affect our financial condition.

The retail food industry in which we operate is highly competitive.

The retail food industry in which we operate is highly competitive with respect to price and quality of food products, new product development, price, advertising levels and promotional initiatives, customer service, reputation, restaurant location, and attractiveness and maintenance of properties.  If consumer or dietary preferences change, or our restaurants are unable to compete successfully with other retail food outlets, our business could be adversely affected.

The loss of key personnel or difficulties recruiting and retaining qualified personnel could jeopardize the Company’s ability to meet its financial targets.

Our success depends substantially on the contributions and abilities of key executives and other employees, and on our ability to recruit and retain high quality employees to work in and manage our restaurants. We must continue to recruit, retain and motivate management and other employees sufficient to maintain our current business and support our planned growth. A loss of key employees or a significant shortage of high quality restaurant employees could jeopardize our ability to meet our financial targets.

We have a limited operating history and a limited history of profitable operations.

We commenced business operations in January 2010 and have a limited operating history and a limited history of profitable operations As a result of its limited operating history and limited history of profitable operations, there is no assurance that we can continue to operate profitably in the future.

We will require additional capital in order to fully implement our business plan of expanding our operations by opening additional restaurants.  There is no assurance that we will be able to raise the necessary additional capital.

Our business plan calls for significant expenses in connection with opening additional restaurant locations.  We do not currently have any arrangements to obtain additional financing and may not be able to find such financing if required.  The most likely source of additional financing presently available to us is through sale of equity capital after a trading market has been established for our shares.  There can be no assurance that a trading market will be established, or that the establishment of a trading market will enable us to raise additional capital at a price and on terms that we consider satisfactory.  In the event we are unable to obtain the additional capital we will be unable to fully implement our business plan and our ability to grow and increase our profitability will be adversely affected.

Risks Relating to the Common Stock

No public market exists in our shares and there is no guarantee one will arise.

There currently is no public market for our shares, and no assurance can be given that a market will develop in the future. Even in the event that such a public market does develop, there is no assurance that it will be maintained or that it will be sufficiently active or liquid to allow shareholders to easily dispose of their shares. The lack of a public market or the existence of a public market with little or no activity or liquidity is likely to reduce or limit the potential value of our shares.

If a trading market develops for our stock, it is likely to be subject to the "Penny Stock" rules of the SEC which would make transactions in our shares cumbersome and may reduce the value of an investment in our stock.

There is no current trading market for the shares, and there can be no assurances that a trading market will develop.  If such a trading market does develop, it will probably be subject to rules adopted by the Securities and Exchange Commission that regulate broker-dealer practices in connection with transactions in "penny stocks."  Penny stocks are generally equity securities with a price of less than $5.00 per share, except for securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in those securities is provided by the exchange or system.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to make a special written determination that the penny stock is a suitable investment for the purchaser and to receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.  The applicability of these disclosure requirements may have the effect of limiting any trading activity in our stock and may also have the effect of reducing the value or an investment in our stock.

MARKET FOR REGISTRANT’S COMMON STOCK

Market Information.

No public trading market exists for the Company's securities. No assurance can be given that a market will develop or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. If a market should develop, the price may be highly volatile. Unless and until our common shares are quoted on the Nasdaq system or listed on a national securities exchange, which is by no means assured since we do not meet Nasdaq or exchange listing requirements, it is likely that our common shares will be defined as “penny stocks” under the Exchange Act and SEC rules thereunder. See "Risk Factors" above.

Holders.

As of February 10, 2011, following completion of the share exchange transaction with HLL, there were 11,899,276 shares of common stock issued and outstanding held by a total of approximately 81 shareholders of record.

FINANCIAL INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of the results of operations and financial condition of HLL for the six months ended September 30, 2010 and for the period from December 11, 2009 (Inception) through March 31, 2010, should be read in conjunction with our financial statements and the notes to those financial statements that are included elsewhere in this Current Report on Form 8-K. References in this Management’s Discussion and Analysis of Financial Condition and Results of Operations to “us,” “we,” “our,” and similar terms refer to HLL. This discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors. Words such as “anticipate,” “estimate,” “plan,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions are used to identify forward-looking statements.

Background

HLL was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued at $1 to Mr. Gu Yao, who is the sole shareholder of the Company. HLL principally acts as an investing holding company.

In February 2010, HLL entered into and consummated an agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire 100% interests of its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). The consideration was paid in full on February 17, 2010 and share transfer was completed on February 24, 2010. Legend Sun is a limited liability company incorporated and domiciled and in Hong Kong and its principal activity is provision of catering services in Hong Kong.

RESULTS OF OPERATION

Results for the Six Month Period Ended September 30, 2010 and for the Period from December 11, 2009 (Inception) through March 31, 2010

The following discussion regarding results of operation relates to the business operations which are carried on through our operating subsidiary, Legend Sun.  We believe the following information is relevant to an assessment and understanding of our results of operation and financial condition for the six months ended September 30, 2010 and for the period from December 11, 2009 (Inception) to March 31, 2010 (excluded financials prior to the acquisition of Legend Sun). The following discussion should be read in conjunction with the Consolidated Financial Statements and related Notes appearing elsewhere in this Form.

Our consolidated financial statements are stated in US Dollars and are prepared in accordance with generally accepted accounting principles of the United States (“US GAAP”).

Revenues. Revenues for the six month period ended September 30, 2010 and from December 11, 2009 (inception) through Mar 31, 2010 were $189,375 and $56,930, respectively.

Cost of Revenues.  Cost of revenues for the six month period ended September 30, 2010 and from December 11, 2009 (inception) through March 31, 2010 were $59,446 and $18,864 respectively.

Gross Profit/Loss. Gross profit/loss for the six month periods ended September 30, 2010 and from December 11, 2009 (inception) through March 31, 2010 was $129,929 and 38,066 respectively.

General and Administrative Expenses. General and administrative expenses for the six month period ended September 30, 2010 and from December 11, 2009 (inception) through March 31, 2010 were $125,020 and $79,873 respectively. General and administrative expenses consisted primarily of shop operating costs.

Net Income. Net income for the six month period ended September 30, 2010 and from December 11, 2009 (inception) through March 31, 2010 was $3,718 and $12,271 respectively.

LIQUIDITY AND CAPITAL RESOURCES

HHL entered into a Shareholder Loan Agreement with Mr. Gu Yao on December 11, 2009 mainly to fund for acquisition of the wholly own subsidiary on February 24, 2010, Legend Sun.  This loan is unsecured, non-interest bearing and repayable after one year on December 11, 2011.

We anticipate that the existing cash and cash equivalents on hand, together with the net cash flows generated from our business activities will be sufficient to meet our working capital requirements for our current level of operations.

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

ESTIMATES

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Our significant estimates include the reserves related to receivables, plus the recoverability and useful lives of long lived assets and realizable values for inventories.

PRINCIPLES OF CONSOLIDATION

The balance sheet, results of operations and cash flows of our wholly-owned subsidiary, Legend Sun, have been included in our consolidated financial statements. All intercompany accounts and transactions have been eliminated.

ACCOUNTS RECEIVABLES

We have established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Our policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost less accumulated depreciation and amortization. Depreciation and amortization is computed on a straight-line basis over the estimated useful lives of the assets. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Leased property meeting certain criteria is capitalized and the present value of the related payments is recorded as a liability. Depreciation of capitalized leased assets is computed on the straight-line method over the term of the lease. Upon retirement or other disposition of these assets, the costs and related accumulated depreciation and amortization of these assets are removed from the accounts and the resulting gains or losses are reflected in the consolidated results of operations. Expenditures for maintenance and repairs are charged to operations as incurred. Renewals and betterments are capitalized.

GOODWILL

Goodwill represents the excess of the purchase price over the net fair value of the identifiable tangible and intangible assets acquired and the fair value of liabilities assumed in acquisition. We test goodwill for impairment in the fourth quarter each year. Goodwill impairment is computed using the expected present value of associated future cash flows.

INVENTORIES

We maintain inventories consisting of finished goods for catering services, which are available for sale. Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

REVENUE RECOGNITION

Food and Beverage income are recognized on the accrual basis as services are provided.

Franchise fee income on the sublicensing of the brand name and trademark “Caffe Kenon” is recognized after granted the non-exclusive rights and franchise to franchisee as the fee is non-refundable to and non-cancellable by the franchisee and the Company has no obligation to all costs, liability, expenses, and responsibilities for the franchise which are assumed by franchisee throughout the term; and

Cost of revenue represents primarily the direct costs associated with the cost of food and beverage, and the franchise fee payable to Sizegenic for the franchise fee income.

INTERIM FINANCIAL STATEMENTS

The unaudited condensed consolidated financial statements included herein have been prepared in accordance with United States generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by United States generally accepted accounting principles. In our opinion, all adjustments (consisting of normal accruals) considered necessary for a fair presentation have been included.

MANAGEMENT

Current Officers, Directors and Key Employees

The following table contains the name, age and position with the Registrant of officers and directors as of the date of this Report on Form 8K. The business background of each individual is described following the table.

Name	Age	Position
Cheung Ming	50	President, Chief Executive Officer and Chairman
Cheung Sing	47	Director and Vice Chairman
Yam Kee Cheong	55	Director
Leung Kin Wah	48	Chief Financial Officer
Gary Joiner	60	Company Secretary and Director
Chan Tak Hing	59	Director

Cheung Ming - Mr. Cheung Ming is 50 years old.  Mr. Cheung Ming currently serves as the President, Chief Executive Officer and Chairman of the Board of Directors of the Company.  In addition to his work with the Company, Mr. Cheung Ming also serves as the Chief Executive Officer of Hengli & Liqi

Furniture Limited, a Hong Kong corporation that specializes in furniture production.  Mr. Cheung Ming is responsible for the overall business development of the Company.  Mr. Cheung Ming has 27 years of experience in the area of retail business in China, Hong Kong and Taiwan.

Cheung Sing – Mr. Cheung Sing is 47 years old.  Mr. Cheung Sing currently serves as a Director and as Vice Chairman of the Board of Directors of the Company.  In addition to his work with the Company, from January 2003 to the present, Mr. Cheung Sing, has been the Vice President of Hengli & Liqi Furniture Limited which is located in Hong Kong and is in the business of manufacturing indoor furniture.  As Vice President of Hengli & Liqi, Mr. Cheung Sing is responsible for product developments, sales presentation, order executions and customer relations.  From June 2000 to December 2002, Mr. Cheung Sing served as the Director of Operations of China Merchandise Company Limited (CMCL) which is located in Ningbo, China and is in the business of manufacturing outdoor furniture.  As Director of Operations of CMCL, Mr. Cheung Sing was responsible for marketing and sales, order executions and the administration of the office in Ningbo.

Yam Kee Cheong – Mr. Yam is 55 years old and currently serves as a Director of the Company. Mr. Yam was admitted as a solicitor of Hong Kong in 1994.  He later established his own solicitors firm, Messrs Johnnie Yam, Jacky Lee & Co. in 1997 and present.  Mr. Yam was also admitted as a solicitor of England and Wales.  Mr. Yam has also obtained LL.B. of University of London, LL.B. of Peking University and LLD of China University of Political Science and Laws.

Leung Kin Wah – Mr. Leung is 48 years old and currently serves as the Chief Financial Officer of the Company.  Prior to joining the Company, Mr. Leung worked in a listed Hong Kong corporation named PCCW Ltd. for 24 years with the last title of accounting manager.  Mr. Leung is a Certified General Accountant of Canada and fellow of the ACCA.

Gary Joiner – Mr. Joiner is 60 years old and is currently the President and a shareholder of the Boulder, Colorado law firm of Frascona, Joiner, Goodman and Greenstein, where he has practiced law since 1978, specializing in corporate, securities and business law.  Mr. Joiner has a B.S degree from Northwestern University and both a JD and LLM in Tax from the University of Denver.

Chan Tak Hing – Mr. Chan is 59 years old and currently serves as the Executive Chef and a Director of the Company and is responsible for the management of kitchen operations.  Mr. Chan has 30 years experiences of Chinese and Western style cuisine and kitchen management.  Prior to joining the Company, Mr. Chan served various styles of Chinese and Western restaurants included Chinese traditional style and hotpot restaurants, western style bistros and restaurants.

Our shareholders elect our directors annually and our board of directors appoints our officers annually. Vacancies in our board are filled by the board itself. Set forth below are brief descriptions of the recent employment and business experience of our executive officers and directors.

Conflicts of Interest

Certain conflicts of interest exist and will continue to exist between the Company and its officers and directors due to the fact that they have other employment or business interests to which they devote substantial attention. Ultimately, our shareholders must rely on the fiduciary responsibility owed to them by the Company’s officers and directors.

There can be no assurance that members of management will resolve all conflicts of interest in our favor. The officers and directors are accountable to us and our shareholders as fiduciaries. Failure by them to conduct our business in a manner which is in our best interests may create liability for them.  The area of fiduciary responsibility is a rapidly developing area of law, and persons who have questions concerning the duties of the officers and directors to us should consult their counsel.

Indemnification of Officers and Directors

Our bylaws generally provide that we will indemnify our officers and directors against all costs and expenses (including attorneys’ fees) incurred by them in defending or settling actions brought against them by reason of the fact that they were officers or directors of the Company provided that acted in good faith and in a manner they reasonably believed to be in the best interests of the Company, unless they are adjudged to be liable to the Company.

Executive Compensation and Plans

Cash and Other Compensation

The Company does not pay compensation to its officers and directors.

Compensation Pursuant to Plans

No director or executive officer has received compensation from the Company pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we eventually will compensate our officers and directors for services with stock or options to purchase stock, in lieu of cash.

Employment Contracts

No officer or director has entered into any employment or similar contract with the Company.

Compensation of Directors

We do not compensate our directors for attendance at meetings. We reimburse our officers and directors for reasonable expenses incurred during the course of their performance. We have no long-term incentive or medical reimbursement plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 10, 2011, following completion of the share exchange transaction, the ownership of each person known by the Registrant to be a beneficial owner of 5% or more of its common stock, by each executive officer and director of the Registrant, and by all of all executive officers and directors of the Registrant as a group. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Cheung Ming (1) Ground Floor, Flat B, Crescent 3, The Hillgrove, Siu Lam, N.T. Hong Kong	5,023,000	42.21%

Common	Cheung Sing (1) Unit 2802-3, 28/F., Tower 2, Ever Gain Plaza, No.88 Container Port Road, Kwai Chung, N.T. Hong Kong	350,000	2.94%
Common	Gary S. Joiner (1) 4750 Table Mesa Drive Boulder, CO 80302`	175,000	1.47%
Common	Yam Kee Cheong (1) Flat 706, Blk 2, Heng Fa Chuen, Chai Wan, HongKong	70,000	0.59%
Common	Leung Kin Wah (1) Flat A, 21/F.,Blk 8, East Point City, Tseung Kwan O, N.T. Hong Kong	35,000	0.29%
Common	Chan Tak Hing (1) Rm C, Flat L, 8/F., Malahon Apartments, 501-515 Jeffe Road, Wanchai, Hong Kong	35,000	0.29%
Common	Gu Yao Room 3003, Building Six, Hong Qiao Road, Shanghai, China	2,291,100	19.25%
Common	Fang Huaying Rm 402, Building 14, 3329 Hongmei Rd, Minhang District, Shanghai, China	1,050,000	8.82%
Common	All Directors and Executive Officers as a Group ( 6 in number)	5,688,000	47.80%

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On November 19, 2010, the Registrant issued a total of 5,862,500 shares of its previously unissued shares of common stock to a total of 21 persons for cash consideration of $5,862.50, or $0.001 per share. The sale of shares was a private placement transaction, and the shares which were sold were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act of by Regulation S promulgated under the Securities Act.  Accordingly, all shares which were sold will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.

On February 10, 2011, the Registrant issued a total of 2,291,100 shares of its previously unissued shares of common stock to the shareholders of Hippo Lace Limited in exchange for all of the issued and outstanding shares of Hippo Lace Limited. The exchange transaction was a private placement transaction, and the shares issued in the exchange transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by

Regulation S promulgated under the Securities Act. Accordingly, all shares issued in the exchange transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 19, 2010, the Board of Directors elected to increase the Board from 2 members to 5 members and appointed Yam Kee Cheong, Chan Tak Hing and Gary S. Joiner as new members. The Company does not have an employment agreement with any of the newly appointed director. There were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which any of the new directors had or is to have a direct or indirect material interest.

On November 19, 2010, the Board of Directors appointed Leung Kin Wah, age 48, as the Chief Financial Officer of the Company. Prior to joining the Company, Mr. Leung worked in a listed Hong Kong corporation named PCCW Ltd. for 24 years with the last title of accounting manager.  Mr. Leung is a Certified General Accountant of Canada and fellow of the ACCA.  There were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which Mr. Leung had or is to have a direct or indirect material interest.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

(i)

In accordance with Item 9.01(a), the audited consolidated financial statements of Hippo Lace Limited., for the period from December 11, 2009 (Inception) to March 31, 2010 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(ii)

In accordance with Item 9.01(a), the unaudited consolidated financial statements of Hippo Lace Limited., for the six months period ended September 30, 2010, are filed in this Current Report on Form 8-K/A as Exhibit 99.2.

(b)

Pro-forma Financial Information.

In accordance with Item 9.01(b), pro-forma consolidated financial statements of the Registrant and Hippo Lace Limited., as of the fiscal year ended March 31, 2010 and as of the six months period ended September 30, 2010 are filed in this Current Report on Form 8-K as Exhibit 99.5.

(c)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No. Description
2.1	Share Exchange Agreement dated February 10, 2011, by and between Studio II Brands, Inc., and Hippo Lace Limited
10.1	Share Purchase Agreement dated February 10, 2010, by and between Sizegenic Holdings Limited and Hippo Lace Limited.

10.2	International Exclusive Distribution and Promotion Agreement dated June 27, 2009 by and between Sizegenic Holdings Limited and Café Centro Brazil di Wurzburger Vittorio & C. S.a.s.
10.3	Franchise Agreement dated February 10, 2010, by and between Sizegenic Holdings Limited and Hippo Lace Limited.
10.4	Supplementary Franchise Agreement dated March 1, 2010, by and between Sizegenic Holdings Limited and Hippo Lace Limited.
10.5	Franchise Agreement dated March 1, 2010, by and between Hippo Lace Limited and Sino Wish Limited.
10.6	Franchise Agreement dated April 1, 2010, by and between Hippo Lace Limited and Beijing Kenon Bistro Catering Limited.
10.7	Shareholder Loan Agreement dated December 11, 2009, by and between Hippo Lace Limited and Gu Yao.
99.1	Audited consolidated financial statements and related notes of Hippo Lace Limited, for the period from December 11, 2009 (Inception) to March 31, 2010 filed herewith.
99.2	Unaudited consolidated financial statements and related notes of Hippo Lace Limited, at September 30, 2010 and for the six months ended September 30, 2010 filed herewith.
99.3	Audited Financial statements and related notes of Studio II Brands, Inc. at March 31, 2010 and for the year then ended filed herewith.
99.4	Unaudited Financial statements and related notes of Studio II Brands, Inc. for the six months ended September 30, 2010 filed herewith.
99.5

Pro-forma consolidated financial statements of Studio II Brands, Inc. and Hippo Lace Ltd., as of the fiscal year ended March 31, 2010 and as of the six months period ended September 30, 2010, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Studio II Brands, Inc. (Registrant)

Date: February 10, 2011	/s/ Cheung Ming, Chief Executive Officer